                                                                    Exhibit 99.1

                          FORM OF LETTER OF TRANSMITTAL
                                       to
                               Tender for Exchange
                      8.5% Guaranteed Senior Notes due 2003
                      6.4% Guaranteed Senior Notes due 2004
                     8.75% Guaranteed Senior Notes due 2006
                      6.8% Guaranteed Senior Notes due 2007
                       9% Guaranteed Senior Notes due 2008
                     10.75% Guaranteed Senior Notes due 2009
                                       of
                                  CONSECO, INC.

               Pursuant to the Prospectus Dated ___________, 2002

             THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ______________, 2002
                    UNLESS EXTENDED (THE "EXPIRATION DATE").



Please read carefully the attached instructions.

       Each holder of Unregistered Guaranteed Notes (as defined herein) wishing to accept the Exchange Offer, except holders of Unregistered Guaranteed Notes executing their tenders through the Automated Tender Offer Program ("ATOP") procedures of The Depository Trust Company ("DTC"), should complete, sign and submit this Letter of Transmittal to the exchange agent, State Street Bank and Trust Company (the "EXCHANGE AGENT"), on or prior to the Expiration Date.

                       STATE STREET BANK and TRUST COMPANY
                             (the "Exchange Agent")


           By Overnight Courier, Registered/Certified Mail or by Hand:

                                     [LOGO]
              By Mail:                    By Hand or Overnight Express Delivery:
State Street Bank and Trust Company         State Street Bank and Trust Company
            P.O. Box 778                          Two Avenue de Lafayette
       Boston, MA 02102-0078                 5th Floor, Corporate Trust Window
         Attn: Ralph Jones                         Boston, MA 02111-1724
                                                     Attn: Ralph Jones

                 By Facsimile (for Eligible Institutions only):
                                 (617) 662-1452

                              Confirm by Telephone:
                                 (617) 662-1548

Delivery of this Letter of Transmittal to an address or facsimile number other than as set forth above or in accordance with the instructions herein will not constitute a valid delivery.

For any questions regarding this Letter of Transmittal or for any additional information, you may contact the Information Agent by telephone at (212) 440-9800 or toll free at (866) 867-0999.

The undersigned hereby acknowledges receipt of the Prospectus dated ___________, 2002 (the "PROSPECTUS") of Conseco, Inc., a Delaware corporation (the "ISSUER"), and this Letter of Transmittal (the "LETTER OF TRANSMITTAL"), that together constitute the Issuer's offer (the "EXCHANGE OFFER") to exchange:

(1) $1,000 in principal amount of its registered 8.5% Guaranteed Senior Notes due 2003 (the "REGISTERED 8.5% NOTES") which have been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT") for each $1,000 in principal amount of its 8.5% Guaranteed Senior Notes due 2003 (the "8.5% GUARANTEED NOTES");

(2) $1,000 in principal amount of its registered 6.4% Guaranteed Senior Notes due 2004 (the "REGISTERED 6.4% NOTES") which have been registered under the Securities Act for each $1,000 in principal amount of its 6.4% Guaranteed Senior Notes due 2004 (the "6.4% GUARANTEED NOTES");

(3) $1,000 in principal amount of its registered 8.75% Guaranteed Senior Notes due 2006 (the "REGISTERED 8.75% NOTES") which have been registered under the Securities Act for each $1,000 in principal amount of its 8.75% Guaranteed Senior Notes due 2006 (the "8.75% GUARANTEED NOTES");

(4) $1,000 in principal amount of its registered 6.8% Guaranteed Senior Notes due 2007 (the "REGISTERED 6.8% NOTES") which have been registered under the Securities Act for each $1,000 in principal amount of its 6.8% Guaranteed Senior Notes due 2007 (the "6.8% GUARANTEED NOTES");

(5) $1,000 in principal amount of its registered 9% Guaranteed Senior Notes due 2008 (the "REGISTERED 9% NOTES") which have been registered under the Securities Act for each $1,000 in principal amount of its 9% Guaranteed Senior Notes due 2008 (the "9% GUARANTEED NOTES"); and

(6) $1,000 in principal amount of its registered 10.75% Guaranteed Senior Notes due 2009 (the "Registered 10.75% Notes" and, together with the Registered 8.5% Notes, the Registered 6.4% Notes, the Registered 8.75% Notes, the Registered 6.8% Notes and the Registered 9% Notes, the "REGISTERED GUARANTEED NOTES") which have been registered under the Securities Act for each $1,000 in principal amount of its 10.75% Guaranteed Senior Notes due 2009 (the "10.75% Guaranteed Notes" and, together with the 8.5% Guaranteed Notes, the 6.4% Guaranteed Notes, the 8.75% Guaranteed Notes, the 6.8% Guaranteed Notes and the 9% Guaranteed Notes, the "UNREGISTERED GUARANTEED NOTES").

The Unregistered Guaranteed Notes and the Registered Guaranteed Notes are referred to collectively as the "NOTES". The Notes are guaranteed on an unsecured senior subordinated basis by the Issuer's subsidiary, CIHC, Incorporated, the holding company of all of the Issuer's principal operating subsidiaries (the "GUARANTOR").

The undersigned hereby tenders the Unregistered Guaranteed Notes described in Box 1 below (the "TENDERED NOTES") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title, and interest in, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, the Tendered Notes, and waives any and all contractual or other rights or claims in law or equity against the Issuer or any fiduciary, trustee, fiscal agent or other person connected with the Tendered Notes arising under, from or in connection with such Tendered Notes. The undersigned hereby waives any and all rights with respect to the Tendered Notes (including, without limitation, any existing or past defaults and their consequences in respect of such Tendered Notes).

Please issue the Registered Guaranteed Notes exchanged for Tendered Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates for the Registered Guaranteed Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the Tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:
(1) present the Tendered Notes and all evidences of transfer and authenticity to, or transfer ownership of, the Tendered Notes on the account books maintained by DTC to, or upon the order of, the Issuer, (2) present the Tendered Notes for transfer of ownership on the books of the Issuer (3) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer.

The undersigned understands that the Tendered Notes may be withdrawn at any time prior to the Withdrawal Deadline. After the Withdrawal Deadline, tenders may not be withdrawn, except under the limited circumstances described in the Prospectus, including an extension of the Exchange Offer with changes in terms that are, in the reasonable judgment of the Issuer, materially adverse to the tendering holder.

Once the Exchange Offer is consummated, the Registered Guaranteed Notes will be issued under the two indentures (the "EXCHANGE OFFER INDENTURES"), dated as of April 24, 2002, among the Issuer, the Guarantor and State Street Bank and Trust Company, as Trustee (the "TRUSTEE"), which govern the Unregistered Guaranteed Notes. One of the Exchange Offer Indentures will govern the issuance of the Registered 10.75% Notes and the other Exchange Offer Indenture will govern the issuance of the remaining Registered Guaranteed Notes. The terms of an Exchange Offer Indenture will only apply to the Registered Guaranteed Notes issued under that indenture.

The undersigned understands that tenders of Unregistered Guaranteed Notes pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer - Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

The undersigned thereby represents and warrants as follows:

(1)      it has received and has had the opportunity to review the Prospectus;

(2) it is the beneficial owner ("BENEFICIAL OWNER") of, or a duly authorized representative of one or more such Beneficial Owners of, the Tendered Notes and it has full power and authority to execute this Letter of Transmittal;

(3) the Tendered Notes were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind;

(4) the Issuer will acquire good, indefeasible and unencumbered title to such senior notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the Issuer accepts the same;

(5) the execution and delivery of this Letter of Transmittal shall constitute an undertaking to execute any further documents and give any further assurances that may be required in connection with any of the foregoing, in each case on and subject to the terms and conditions set out or referred to in the Prospectus;

(6) the submission of this Letter of Transmittal to the Exchange Agent shall, subject to the undersigned's ability to withdraw its tender and subject to the terms and conditions of the Exchange Offer generally, constitute the irrevocable appointment of the Exchange Agent as its attorney and agent, and an irrevocable instruction to such attorney and agent to complete and execute all or any form(s) of transfer and other document(s) at the discretion of such attorney and agent in relation to the Tendered Notes in favor of the Issuer or such other person or persons as the Issuer may direct and to deliver such form(s) of transfer and other document(s) in the attorney's and agent's discretion and/or the certificate(s) and other document(s) of title relating to such Tendered Notes registration and to execute all such other documents and to do all such other acts and things as may be in the opinion of such attorney or agent necessary or expedient for the purpose of, or in connection with, the acceptance of the exchange offer, and to vest in the Issuer or its nominees such Unregistered Guaranteed Notes; and

(7) that the terms and conditions of the Exchange Offer shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal, which shall be read and construed accordingly.

The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the Registered Guaranteed Notes to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of Unregistered Guaranteed Notes or Registered Guaranteed Notes,
(iii) except as otherwise disclosed in writing herewith, neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer or the Guarantor, (iv) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer with the intention or for the purpose of distributing the Registered Guaranteed Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), in connection with a secondary resale of the Registered Guaranteed Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the "Commission") set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer
- Purpose and Effect."

In addition, by accepting the Exchange Offer, the undersigned hereby (i) represents and warrants that, if the undersigned or any Beneficial Owner of the Unregistered Guaranteed Notes is a broker-dealer, such broker-dealer acquired the Unregistered Guaranteed Notes for its own account as a result of market-making activities or other trading activities and has not entered into any arrangement or understanding with the Issuer or any "affiliate" of the Issuer (within the meaning of Rule 405 under the Securities Act) to distribute the Registered Guaranteed Notes to be received in the Exchange Offer, and (ii) acknowledges that, by receiving Registered Guaranteed Notes for its own account in exchange for Unregistered Guaranteed Notes, where such Unregistered Guaranteed Notes were acquired as a result of market-making activities or other trading activities, such broker-dealer will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Registered Guaranteed Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

The Issuer has agreed that, starting on the Expiration Date and ending on the close of business one year after the Expiration Date, it will make the Prospectus available to any broker-dealer for use in connection with any such resale.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED HEREWITH.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "Use of Book-Entry Transfer" BELOW (Box 5).

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THE BOXES

                     TENDER OF UNREGISTERED GUARANTEED NOTES

                                      BOX 1


(Attach additional pages, if necessary)

              DESCRIPTION OF UNREGISTERED GUARANTEED NOTES TENDERED
                           (SEE INSTRUCTIONS 2 AND 4)

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                               NAME OF DTC PARTICIPANT AND
                             PARTICIPANT'S ACCOUNT NUMBER IN
                              WHICH UNREGISTERED GUARANTEED                                AGGREGATE PRINCIPAL
SERIES OF UNREGISTERED        NOTES ARE HELD AND REGISTERED       REGISTERED NUMBER OF     TENDERED AMOUNT OF
GUARANTEED NOTES BEING          GUARANTEED NOTES ARE TO BE      UNREGISTERED GUARANTEED       UNREGISTERED
       TENDERED                         DELIVERED                        NOTES              GUARANTEED NOTES*           CUSIP #
8.5% GUARANTEED NOTES
6.4% GUARANTEED NOTES
8.75% GUARANTEED NOTES
6.8% GUARANTEED NOTES
9% GUARANTEED NOTES
10.75% GUARANTEED NOTES

*The principal amount of Unregistered Guaranteed Notes tendered hereby must be in denominations of U.S. $1,000 and integral multiples of U.S. $1,000. See Instruction 3.

*Need not be completed by persons tendering by book-entry transfer.

**The minimum permitted tender is $1,000 in principal amount of any series of Unregistered Guaranteed Notes. All other tenders must be in integral multiples of $1,000 of principal amount of any series of Unregistered Guaranteed Notes. Unless otherwise indicated in this column, the principal amount of all Unregistered Guaranteed Note identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.

                                      BOX 2

                          BENEFICIAL OWNER(S) OF NOTES

(attach additional pages, if necessary)


State of Principal Residence of
      Beneficial Owner of                     Principal Amount of Unregistered Guaranteed Notes
         Tendered Notes                         Tendered Held for Account of Beneficial Owner                      CUSIP #
8.5% Guaranteed Notes

6.4% Guaranteed Notes

8.75% Guaranteed Notes

6.8% Guaranteed Notes

9% Guaranteed Notes

10.75% Guaranteed Notes

                                      BOX 3

                          SPECIAL DELIVERY INSTRUCTIONS

To be completed only if Unregistered Guaranteed Notes exchanged for Registered Guaranteed Notes and untendered Unregistered Guaranteed Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.


(See Instructions 5, 6 and 7)

If the "Special Delivery Instructions" box (found below) is completed, please credit the DTC account for any book-entry transfers of Unregistered Guaranteed Notes not accepted for exchange into the account so indicated.

The undersigned recognizes that the Issuer has no obligation under the "Special Return Instructions" provision of this Letter of Transmittal to effect the transfer of any Unregistered Guaranteed Notes from the holder(s) of Unregistered Guaranteed Notes thereof if the Issuer does not accept for exchange any of the principal amount of the Unregistered Guaranteed Notes tendered pursuant to this Letter of Transmittal.

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 5, 6, AND 7)

To be completed ONLY if Unregistered Guaranteed Notes exchanged for Registered Guaranteed Notes and untendered Unregistered Guaranteed Notes are to be returned in the name of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal and/or sent to a DTC participant account different from that indicated in the table entitled "Description of Unregistered Guaranteed Notes Tendered."

Please issue Registered Guaranteed Notes and any untendered Unregistered Guaranteed Notes to:

Name of DTC Participant:

DTC Participant Account
Number:

Contact at DTC Participant:

Tax Identification or
Social Security No.:

CUSIP #:

                                      BOX 4


                                    SIGN HERE
   (TO BE COMPLETED BY ALL TENDERING HOLDERS OF UNREGISTERED GUARANTEED NOTES)

         By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders to the Issuer the principal amount of the Unregistered Guaranteed Notes listed in the table on page __ labeled "Description of Unregistered Guaranteed Notes Tendered."


   Signature of Registered Holder(s) or Authorized Signatory             Date
               (see guarantee requirement below)

   Signature of Registered Holder(s) or Authorized Signatory             Date
               (see guarantee requirement below)

   Signature of Registered Holder(s) or Authorized Signatory             Date
               (see guarantee requirement below)

Area Code and Telephone Number:

         If a holder of Unregistered Guaranteed Notes is tendering any Unregistered Guaranteed Notes, this Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on a securities position listing of DTC or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person, acting in a fiduciary or representative capacity, please set forth at the line entitled "Capacity (full title)" and submit evidence satisfactory to the Exchange Agent and the Issuer of such person's authority to so act. See instruction 5.

Name(s):


                             (Please Type or Print)

Capacity (full title):

Address:
                              (Including Zip Code)

                          MEDALLION SIGNATURE GUARANTEE
                       (If required -- See Instruction 4)

Signature(s) Guaranteed by
an Eligible Institution:
                             (Authorized Signature)


                                     (Title)


                                 (Name of Firm)


                                    (Address)

Dated:  __________, 2002

                                      BOX 5

                              Broker-Dealer Status

[ ] Check here if the Beneficial Owner is a participating Broker-Dealer who holds Unregistered Guaranteed Notes acquired as a result of market making or other trading activities and wishes to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto for use in connection with resales of Registered Guaranteed Notes received in exchange for such Unregistered Guaranteed Notes.


Name:
Address:
Area Code and Telephone Number:
Contact Person:

                           PAYOR'S NAME: CONSECO, INC.







PAYOR'S REQUEST FOR
TAXPAYER IDENTIFICATION
NUMBER FOR ALL
ACCOUNTS


Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below. See instructions if your name has changed.)

Address
City, State and ZIP Code
List account number(s) here (optional)
Part 1 - Please provide your taxpayer identification number ("TIN") in the box at right and certify by signing and dating below.

Social Security Number

___________________ or

TIN__________________

Awaiting TIN[  ]

Part 2 - Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholdings as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.

Part 3 - Certification - Under the Penalties of perjury, I certify that the information provided on this form is true, correct and complete.

Signature__________________________________ Date __________________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  CONSECO, INC.

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL

                    FORMING PART OF THE TERMS AND CONDITIONS

                              OF THE EXCHANGE OFFER

         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND UNREGISTERED GUARANTEED NOTES. This Letter of Transmittal is to be completed by tendering holders of Unregistered Guaranteed Notes if tender of such Unregistered Guaranteed Notes is to be made by book-entry transfer to the Exchange Agent's account at DTC and instructions are not being transmitted through ATOP. HOLDERS WHO TENDER THEIR UNREGISTERED GUARANTEED NOTES THROUGH DTC'S ATOP PROCEDURES SHALL BE BOUND BY, BUT NEED NOT COMPLETE, THIS LETTER OF TRANSMITTAL; THUS, A LETTER OF TRANSMITTAL NEED NOT ACCOMPANY TENDERS EFFECTED THROUGH ATOP.

         A confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Unregistered Guaranteed Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or properly transmitted agent's message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

         Any financial institution that is a participant in DTC may electronically transmit its acceptance of the Exchange Offer by causing DTC to transfer Unregistered Guaranteed Notes to the Exchange Agent in accordance with DTC's ATOP procedures for such transfer on or prior to the Expiration Date. The Exchange Agent will make available its general participant account at DTC for the Unregistered Guaranteed Notes for purposes of the Exchange Offer.

         DELIVERY OF A LETTER OF TRANSMITTAL TO DTC WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT. No Letter of Transmittal should be sent to the Issuer, the Guarantor or DTC.

         The method of delivery of this Letter of Transmittal and all other required documents, including delivery through DTC and any acceptance or agent's message delivered through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested and properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand-delivery service. In all cases, sufficient time should be allowed to ensure timely delivery.

         Neither the Issuer nor the Exchange Agent is under any obligation to notify any tendering holder of Unregistered Guaranteed Notes of the Issuer's acceptance of tendered Unregistered Guaranteed Notes prior to the Expiration Date.

         2. DELIVERY OF THE REGISTERED GUARANTEED NOTES. Registered Guaranteed Notes will be delivered only in book-entry form through DTC and only to the DTC account of the tendering holder or the tendering holder's custodian. Accordingly, the appropriate DTC participant name and number (along with any other required account information) needed to permit such delivery must be
provided in the table on page     hereof        entitled "Description of the
Unregistered Guaranteed Notes Tendered." Failure to do so will render a tender of Unregistered Guaranteed Notes defective, and Conseco will have the right, which it may waive, to reject such tender without notice. Holders who anticipate tendering by a method other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any Registered Guaranteed Notes delivered pursuant to the Exchange Offer and to obtain the information necessary to complete the table.

         3. BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED HOLDERS. Only a holder in whose name Tendered Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Tendered Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf.

         4. PARTIAL TENDERS. Tenders of Unregistered Guaranteed Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Unregistered Guaranteed Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount of Unregistered Guaranteed Notes Tendered" of the box entitled "Description of Unregistered Guaranteed Notes Tendered" (Box 1) above. The entire principal amount of Unregistered Guaranteed Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Unregistered Guaranteed Notes held by the holder is not tendered, then Unregistered Guaranteed Notes for the principal amount of Unregistered Guaranteed Notes not tendered and Registered Guaranteed Notes issued in exchange for any Unregistered Guaranteed Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

         5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes, the signature must correspond with the name(s) as written on the face of the Tendered Notes without alteration, enlargement or any change whatsoever.

         If any of the Tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Notes are held.

         If this Letter of Transmittal is signed by the registered holder(s) of Tendered Notes, and Registered Guaranteed Notes issued in exchange therefor are to be issued (and any untendered principal amount of Unregistered Guaranteed Notes is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any Tendered Notes, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Tendered Notes or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Tendered Notes, such Tendered Notes must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Tendered Notes, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any Tendered Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to so act must be submitted with this Letter of Transmittal.

         Endorsements on Tendered Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

         Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Notes are tendered (i) by a registered holder who has not completed the box set forth herein entitled "Special Delivery Instructions" (Box 3) or (ii) by an Eligible Institution.

         6. SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box (Box 3), the name and address to which the Registered Guaranteed Notes and/or substitute Unregistered Guaranteed Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         7. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Unregistered Guaranteed Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Unregistered Guaranteed Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Tendered Notes listed in this Letter of Transmittal.

         8. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the right to reject any and all Unregistered Guaranteed Notes not validly tendered or any Unregistered Guaranteed Notes the Issuer's acceptance of which would, in the opinion of the Issuer or its counsel, be unlawful. The Issuer also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Unregistered Guaranteed Notes as to any ineligibility of any holder who seeks to tender Unregistered Guaranteed Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Issuer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Unregistered Guaranteed Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Unregistered Guaranteed Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Unregistered Guaranteed Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Unregistered Guaranteed Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         9. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Tendered Notes.

         10. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Unregistered Guaranteed Notes or transmittal of this Letter of Transmittal will be accepted.

         11. MUTILATED, LOST, STOLEN OR DESTROYED UNREGISTERED GUARANTEED NOTES. Any tendering Holder whose Unregistered Guaranteed Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

         12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

         13. ACCEPTANCE OF TENDERED NOTES AND ISSUANCE OF REGISTERED GUARANTEED NOTES, RETURN OF UNREGISTERED GUARANTEED NOTES. Subject to the terms and conditions of the Exchange Offer, the Issuer will accept for exchange all validly tendered Unregistered Guaranteed Notes as soon as practicable after the Expiration Date and will issue Registered Guaranteed Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted tendered Unregistered Guaranteed Notes when, as and if the Issuer has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Unregistered Guaranteed Notes will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 3).

         14. WITHDRAWAL. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer - Withdrawal Rights."